                                                         Annual Report
                                                         as of December 31, 1999

                                   Evergreen
                                        America's Utility Fund
                                                [MUTUAL FUND SERVICE AWARD SEAL]


                                   [GRAPHIC]

                           [LOGO OF EVERGREEN FUNDS]

                               Table of Contents

Letter to Shareholders ....................................................    1
Fund at a Glance ..........................................................    2
Portfolio Manager Interview ...............................................    3
Financial Highlights ......................................................    5
Schedule of Investments ...................................................    6
Statement of Assets and Liabilities .......................................    8
Statement of Operations ...................................................    9
Statements of Changes in Net Assets .......................................   10
Notes to Financial Statements .............................................   11
Independent Auditors' Report ..............................................   15
Other Information (Unaudited) .............................................   16




                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $80 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.


This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                 --------------------------------------------------------------
Mutual Funds:      NOT FDIC INSURED      May lose value . not bank guaranteed
                 --------------------------------------------------------------

                           Evergreen Distributor,Inc.
  Evergreen Funds(SM) is a Service Mark of Evergreen Investment Services,Inc.

                             Letter to Shareholders
                             ----------------------
                                 January 2000




[PHOTO]
William M. Ennis
President and CEO


Dear Evergreen Shareholders,

We are pleased to provide the Evergreen America's Utility Fund annual report, which covers the one-year period ended December 31, 1999.

We would like to take the opportunity to welcome you to the Evergreen Funds family. Evergreen Funds is one of the nation's fastest growing investment companies with over $80 billion in assets under management. We are dedicated to providing shareholders the highest quality service and excellence in investment management.

In October 1999, shareholders of America's Utility Fund approved a merger with Evergreen Utility Fund and that merger will take place in March, 2000. We believe this merger will offer you many advantages, including expert portfolio management, exchangeability among more than 70 Evergreen funds, and professional and courteous shareholder service from our 1999 Dalbar Mutual Fund Service Award winning service company.

Evergreen Utility Fund will continue to be managed by Doris Kelley-Watkins and Matt Finn, who have also been managing America's Utility Fund since June 1999. The team manages Evergreen Utility Fund for total return--a combination of price appreciation and current income--which is consistent with the objective of America's Utility Fund.


Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including 1999 tax information, an investment education center, interactive calculators to assist your investment planning needs and general information about Evergreen Funds.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. Evergreen Funds offers a broad mix of stock, bond and money market funds that should make it simple for you to choose the most appropriate for your portfolio.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

                                   EVERGREEN
                             America's Utility Fund
                   Fund at a Glance as of December 31, 1999


"We plan to take advantage of the global telecommunications revolution because we believe it offers growth potential very few other industries can match in the current environment."




                              Portfolio Management
             -------------------------------------------------------
                   [PHOTO]                           [PHOTO]
             Doris Kelley-Watkins               Matthew D. Finn, CFA
              Tenure: June 1999                  Tenure: June 1999

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE 1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 12/31/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source:  2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Index returns do not reflect expenses, which have been deducted from the Fund's return.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS 2
--------------------------------------------------------------------------------

Portfolio Inception Date: 5/5/1992
Average Annual Returns
1 year                                                                   5.81%
3 years                                                                 14.64%
5 years                                                                 16.02%
Since Portfolio Inception                                               11.59%
12 month income dividends per share                                     $0.76
12 month capital gain distributions per share                           $2.37

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                S & P 500          CPI       S & P Utilities     Utility Fund

 5/31/92          10,000         10,000           10,000           10,000
12/31/92          10,157         10,673           10,855           11,141
12/31/93          10,437         11,749           11,822           12,627
12/31/94          10,716         11,904           10,284           10,973
12/31/95          10,988         16,378           13,878           14,517
12/31/96          11,353         20,138           13,620           15,309
12/31/97          11,546         26,857           16,154           18,884
12/31/98          11,732         34,531           17,785           21,797
12/31/99          12,054         41,801           16,452           21,424

Comparison of change in value of a $10,000 investment in Evergreen America's Utility Fund, the Standard & Poor's Utility Index (S&P Utility), Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P Utility and the S&P 500 are unmanaged indices which do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

                                   EVERGREEN
                             America's Utility Fund
                          Portfolio Manager Interview


How did the Fund perform?

For the twelve-month period ended December 31, 1999, Evergreen America's Utility Fund had a total return of 5.81%. During the same twelve-month period, the Standard & Poor's Utility Index and the Standard & Poor's 500 Index returned -8.88% and 21.04%, respectively. The median return of utility mutual funds was 15.82%, according to Lipper Inc., an independent monitor of mutual fund performance.


                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets:                                                $162,843,702
Number of Holdings                                                         42
P/E Ratio                                                               30.6x
Beta                                                                     0.40



What was the environment like for investing in utility stocks during the year?

It was quite difficult for traditional electric utility stocks and gas utility stocks, but the telecommunications sector offered significant growth opportunities.

Traditional electric and gas utility stocks are highly influenced by three factors, all of which were negatives during 1999: interest rates, earnings growth, and weather. Interest rates rose significantly, adversely affecting interest-sensitive stocks such as utilities. At the same time, electric and gas utilities--most of which remained highly regulated--had very little earnings growth. Finally, a pattern of mild weather in both the summer and winter held back demand for energy for either air conditioning or heating, and limited the revenue growth of these types of utilities.

While these conditions created a very unfavorable environment for electric and gas utilities, telecommunications was a very different story. Other factors were at work to create extraordinary growth opportunities and stock price appreciation potential throughout the telecommunications industry. Technological advances in communications and rising demand for communications services by both business and consumers created enormous growth opportunities. While the best investment results were realized from wireless service providers, the beneficiaries of these trends ranged throughout the industry and also included regional operating companies and telecommunications equipment companies.



                                Top 5 Industries
                                ----------------
                   (as a percentage of 12/31/1999 net assets)

Utilities-Electric                                                        33.3%
Utilities-Telephone                                                       27.7%
Communication Systems & Services                                          18.0%
Utilities-Gas                                                              6.6%
Oil/Energy                                                                 4.0%

As a new portfolio management team that took responsibility for the Fund in late June 1999, what have been your principal strategies?

It's important to understand that we manage for total return--a combination of price appreciation and current income. That's how we have successfully managed another fund, Evergreen Utility Fund, which will be acquiring Evergreen America's Utility Fund in March 2000.

The America's Utility Fund had emphasized stocks of electric and gas utilities that paid regular dividends and therefore provided above-average current income. The twelve-month yield of 2.50% for the Fund compared

                                   EVERGREEN
                             America's Utility Fund
                          Portfolio Manager Interview


favorably with that of other funds within the utility fund classification, which returned 1.76% for the same period, according to Lipper Inc. Since we took responsibility of the Fund, we gradually lowered the emphasis on traditional gas and electric utilities and raised the emphasis on telecommunications companies, including service providers and equipment companies.

When we took over the Fund's management in late June, we started selling electric utilities. We purchased both stocks and convertible securities in the faster-growing telecommunications industry, positioning the Fund to take advantage of the explosive growth in wire-based, wireless, and satellite communications. We added names such as: AT&T, which is expanding from its traditional long-distance base toward greater emphasis on all telecommunications products and services; Qualcomm, a wireless equipment company; Frontier, a wireless service operator; Sprint, a wireless and long-distance service provider; Qwest, a long-distance operator; Media One Fibre, a fibre-optics equipment company; and Loral, a satellite company. We also acquired stocks of infrastructure companies like American Tower and Crown Castle, both of which build and operate towers for wireless and satellite communications systems.

While we lowered our overall commitment to the electric industry, we did find some growth opportunities, such as Calpine Corp, an independent power producer that sells power to utilities and Consolidated Edison, the New York-based utility whose stock was selling at a very attractive valuation in December. A special situation that we found interesting was Niagara Mohawk, an electric utility company in upstate New York that currently plans to sell its nuclear power plants. We believe that when Niagara Mohawk completes its restructuring, it could be an attractive company with high cash flows, low debt, healthy earnings and dividend growth. Another attractive addition was Public Service Enterprise Group, a company that is diversifying internationally even as it remains the major electric utility provider of New Jersey.


                                Top 10 Holdings
                                ---------------
                   (as a percentage of 12/31/1999 net assets)

Qualcomm Financial Trust I (5.75%, 3/01/2012)                               6.4%
Sprint Corp.                                                                4.1%
Enron Corp.                                                                 4.0%
SBC Communications, Inc.                                                    3.9%
GTE Corp.                                                                   3.6%
Public Service Enterprise Group, Inc.                                       3.4%
Southern Co.                                                                3.3%
Wisconsin Energy Corp.                                                      2.9%
Loral Space & Communications
  (6.00%, 11/01/2006)                                                       2.9%
Telefonica de Espana SA de CV ADR                                           2.9%



What is your outlook?

Generally, the outlook is much more favorable for telecommunications stocks than it is for electric utility stocks. We suspect that interest rates either will continue to move upward or be flat. This would negatively affect electric and gas utility stocks. Our investments in these companies will be selective, and directed toward securities that may either provide above-average current income for the portfolio or that may have a catalyst that can spark earnings growth and/or price appreciation.

We expect to continue to look toward telecommunications industry stocks for their price appreciation potential. We plan to take advantage of the global telecommunications revolution because we believe it offers growth potential very few other industries can match in the current environment.

Shareholders of America's Utility Fund have approved the merger with Evergreen Utility Fund, scheduled to take place in March 2000. We believe the newly combined Evergreen Utility Fund will be well positioned to take advantage of the opportunities for total return among utility investments.

                                   EVERGREEN
                             America's Utility Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                                           Year Ended December 31,
                                      --------------------------------------
                                       1999    1998    1997    1996    1995
Net asset value, beginning of period  $31.12  $29.03  $25.07  $24.72  $19.50
                                      ------  ------  ------  ------  ------
Income from investment operations
Net investment income                   0.66    0.76    0.92    0.98    0.96
Net realized and unrealized gains or
 losses on securities                   0.94    3.65    4.79    0.33    5.22
                                      ------  ------  ------  ------  ------
Total from investment operations        1.60    4.41    5.71    1.31    6.18
                                      ------  ------  ------  ------  ------
Distributions to shareholders from
Net investment income                  (0.76)  (0.76)  (0.96)  (0.96)  (0.96)
Net realized gains                     (2.37)  (1.56)  (0.79)      0       0
                                      ------  ------  ------  ------  ------
Total distributions                    (3.13)  (2.32)  (1.75)  (0.96)  (0.96)
                                      ------  ------  ------  ------  ------
Net asset value, end of period        $29.59  $31.12  $29.03  $25.07  $24.72
                                      ------  ------  ------  ------  ------
Total return                            5.81%  15.47%  23.31%   5.46%  32.30%
Ratios and supplemental data
Net assets, end of period (millions)  $  163  $  168  $  157  $  144  $  163
Ratios to average net assets
 Expenses*                              1.51%   1.31%   1.21%   1.27%   1.21%
 Net investment income                  2.21%   2.71%   3.46%   3.90%   4.40%
Portfolio turnover rate                   67%     11%     26%     24%     28%

* The ratio of expenses to average net assets excludes expense reductions.

                       See Notes to Financial Statements.

                                   EVERGREEN
                             America's Utility Fund
                            Schedule of Investments
                               December 31, 1999


   Shares                                                              Value

 COMMON STOCKS - 73.3%
            Communication Systems & Services - 7.2%
     20,000 * American Tower Systems Corp., Cl. A................   $    611,250
     70,000 Crown Castle International Corp. ....................      2,248,750
     92,000 Decs Trust VI--Metromedia Fiber......................      4,278,000
     24,000 * Qwest Communications International, Inc. ..........      1,032,000
    160,000 Teleglobe, Inc ......................................      3,630,000
                                                                    ------------
                                                                      11,800,000
                                                                    ------------
            Independent Power Producers - 1.6%
     40,000 * Calpine Corp. .....................................      2,560,000
                                                                    ------------
            Energy - 4.0%
    148,000 Enron Corp. .........................................      6,567,500
                                                                    ------------
            Utilities - Electric - 31.2%
     54,000 Consolidated Edison, Inc. ...........................      1,863,000
     78,800 Duke Energy Corp. ...................................      3,949,850
     77,000 Eastern Utilities Assoc. ............................      2,334,063
     67,000 FPL Group, Inc. .....................................      2,868,437
    330,500 * Niagara Mohawk Holdings, Inc. .....................      4,606,344
    107,700 PP&L Resources, Inc. ................................      2,463,637
    158,900 Public Service Co. of New Mexico.....................      2,582,125
    160,000 Public Service Enterprise Group, Inc. ...............      5,570,000
    120,000 Reliant Energy, Inc. ................................      2,745,000
     77,700 Scana Corp. .........................................      2,088,188
    155,380 * Scottish Power PLC, ADR............................      4,350,640
    231,500 Southern Co. ........................................      5,440,250
    104,600 Teco Energy, Inc. ...................................      1,941,638
     91,000 Texas Utilities Co. .................................      3,236,187
    244,950 Wisconsin Energy Corp. ..............................      4,715,287
                                                                    ------------
                                                                      50,754,646
                                                                    ------------
            Utilities - Gas - 6.6%
     30,000 Consolidated Natural Gas Co. ........................      1,948,125
     93,000 Keyspan Corp. .......................................      2,156,438
     70,900 MDU Resources Group, Inc. ...........................      1,418,000
     81,000 Peoples Energy Corp. ................................      2,713,500
    142,710 Sempra Energy........................................      2,479,586
                                                                    ------------
                                                                      10,715,649
                                                                    ------------
            Utilities - Telephone - 22.7%
     87,900 AT&T Corp. ..........................................      4,460,925
     74,400 BellSouth Corp. .....................................      3,482,850
     84,000 GTE Corp. ...........................................      5,927,250
    128,836 SBC Communications, Inc. ............................      6,280,755
     99,200 Sprint Corp. ........................................      6,677,400
     24,800 * Sprint Corp. (PCS Group) Ser. 1....................      2,542,000
     59,036 Telefonica de Espana SA de CV, ADR...................      4,652,775
     59,500 Vodafone AirTouch PLC, ADR...........................      2,945,250
                                                                    ------------
                                                                      36,969,205
                                                                    ------------
            Total Common Stocks
             (cost $99,761,161)..................................    119,367,000
                                                                    ------------

   Shares                                                             Value

 CONVERTIBLE PREFERRED - 20.0%
            Communication Systems & Services - 10.8%
     84,200 Decs Trust V--Crown Castle
             7.25%, 8/15/2002...................................   $  2,420,750
     75,000 Loral Space & Communications, 6.00%, 11/01/2006.....      4,668,750
     10,600 Qualcomm Financial Trust I,
             5.75%, 3/01/2012...................................     10,433,050
                                                                   ------------
                                                                     17,522,550
                                                                   ------------
            Independent Power Producers - 2.1%
     52,020 Calpine Capital Trust
             5.75%, 11/01/2004..................................      3,381,300
                                                                   ------------
            Utilities - Electric - 2.1%
    154,800 Utilicorp United, Inc.
             9.75%, 11/16/2002..................................      3,502,350
                                                                   ------------
            Utilities - Telephone - 5.0%
     80,600 MediaOne Group, Inc. PIES
             7.0%, 11/2/2000....................................      3,868,800
     60,500 Qwest Trends Trust,
             5.75%, 144A........................................      4,272,812
                                                                   ------------
                                                                      8,141,612
                                                                   ------------
            Total Convertible Preferred
             (cost $21,497,822).................................     32,547,812
                                                                   ------------
 SHORT-TERM INVESTMENTS - 13.0%
            Money Market Shares - 8.0%
 12,971,391 Navigator Prime Portfolio (b).......................     12,971,391
                                                                   ------------
 Principal
   Amount                                                             Value

            Repurchase Agreement - 5.0%
 $8,193,000 State Street Bank & Trust Co., 3.25%, dated
             12/31/1999, maturing 1/3/2000, maturity
             value $8,195,219 (c)...............................      8,193,000
                                                                   ------------
            Total Short-Term Investments
             (cost $21,164,391).................................     21,164,391
                                                                   ------------

            Total Investments -  (cost $142,423,374).....   106.3%  173,079,203
            Other Assets and Liabilities - net...........    (6.3)  (10,235,501)
                                                            -----  ------------
            Net Assets...................................   100.0% $162,843,702
                                                            =====  ============

                                   EVERGREEN
                            America's Utlility Fund
                       Schedule of Investments(continued)
                               December 31, 1999


(a) All or a portion of this security is on loan.
(b) Represents investment in cash collateral received for securities on loan.
(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
* Non-income producing security.

Summary of Abbreviations:
ADR  American Depository Receipt
PIES Premium Income Exchangeable Securities
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                       See Notes to Financial Statements.

                                   EVERGREEN
                             America's Utility Fund
                      Statement of Assets and Liabilities
                               December 31, 1999

--------------------------------------------------------------------------------
 Assets
 Identified cost of securities....................................  $142,423,374
 Net unrealized gains on securities...............................    30,655,829
--------------------------------------------------------------------------------
 Market value of securities.......................................   173,079,203
 Cash.............................................................           190
 Receivable for securities sold...................................     4,609,846
 Receivable for Fund shares sold..................................        36,743
 Dividends and interest receivable................................       259,418
 Prepaid expenses and other assets................................       232,170
--------------------------------------------------------------------------------
  Total assets....................................................   178,217,570
--------------------------------------------------------------------------------
 Liabilities
 Payable for securities purchased.................................     2,270,697
 Payable for Fund shares redeemed.................................        25,424
 Payable for securities on loan...................................    12,971,391
 Advisory fee payable.............................................        36,096
 Distribution Plan expenses payable...............................         3,235
 Due to other related parties.....................................        55,539
 Foreign taxes payable............................................           699
 Accrued expenses and other liabilities...........................        10,787
--------------------------------------------------------------------------------
  Total liabilities...............................................    15,373,868
--------------------------------------------------------------------------------
 Net assets.......................................................  $162,843,702
--------------------------------------------------------------------------------
 Net assets represented by
 Paid-in capital..................................................  $123,503,294
 Undistributed net investment income..............................             0
 Accumulated net realized gains or losses on securities...........     8,684,579
 Net unrealized gains on securities...............................    30,655,829
--------------------------------------------------------------------------------
 Total net assets.................................................  $162,843,702
--------------------------------------------------------------------------------
 Shares outstanding...............................................     5,502,580
--------------------------------------------------------------------------------
 Net asset value per share........................................  $      29.59
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

                                   EVERGREEN
                             America's Utility Fund
                            Statement of Operations
                          Year ended December 31, 1999

---------------------------------------------------------------------------------
 Investment income
 Dividends (net of foreign withholding taxes of $21,786).........  $  5,253,845
 Interest........................................................       673,403
---------------------------------------------------------------------------------
 Total investment income.........................................     5,927,248
---------------------------------------------------------------------------------
 Expenses
 Advisory fee....................................................       408,445
 Distribution Plan expenses......................................       400,539
 Administrative services fees....................................       633,067
 Transfer agent fee..............................................       840,334
 Trustees' fees and expenses.....................................         5,257
 Printing and postage expenses...................................        66,130
 Custodian fee...................................................        31,148
 Registration and filing fees....................................        19,205
 Professional fees...............................................        15,661
 Other...........................................................         3,282
---------------------------------------------------------------------------------
  Total expenses.................................................     2,423,068
  Less: Expense reductions.......................................        (2,990)
---------------------------------------------------------------------------------
  Net expenses...................................................     2,420,078
---------------------------------------------------------------------------------
 Net investment income...........................................     3,507,170
---------------------------------------------------------------------------------
 Net realized and unrealized gains or losses on securities
 Net realized gains on securities................................    20,311,638
 Net change in unrealized losses on securities...................   (15,130,294)
---------------------------------------------------------------------------------
 Net realized and unrealized gains on securities.................     5,181,344
---------------------------------------------------------------------------------
 Net increase in net assets resulting from operations............  $  8,688,514
---------------------------------------------------------------------------------


                       See Notes to Financial Statements.

                                   EVERGREEN
                             America's Utility Fund
                      Statements of Changes in Net Assets

                                                     Year Ended December 31,
                                                    --------------------------
                                                        1999          1998
-------------------------------------------------------------------------------
 Operations
 Net investment income............................  $  3,507,170  $  4,252,792
 Net realized gains on securities.................    20,311,638     7,218,482
 Net change in unrealized gains or losses on
  securities......................................   (15,130,294)   11,651,258
-------------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations.....................................     8,688,514    23,122,532
-------------------------------------------------------------------------------
 Distributions to shareholders from
 Net investment income............................    (4,057,241)   (4,247,374)
 Net realized gains...............................   (12,233,318)   (7,764,700)
-------------------------------------------------------------------------------
  Total distributions to shareholders.............   (16,290,559)  (12,012,074)
-------------------------------------------------------------------------------
 Capital share transactions
 Proceeds from shares sold........................     7,436,483    10,490,427
 Payment for shares redeemed......................   (20,549,431)  (21,767,705)
 Net asset value of shares issued in reinvestment
  of distributions................................    15,330,168    11,341,961
-------------------------------------------------------------------------------
  Net increase in net assets resulting from
   capital share transactions.....................     2,217,220        64,683
-------------------------------------------------------------------------------
   Total increase (decrease) in net assets........    (5,384,825)   11,175,141
 Net assets
 Beginning of period..............................   168,228,527   157,053,386
-------------------------------------------------------------------------------
 End of period....................................  $162,843,702  $168,228,527
-------------------------------------------------------------------------------
 Undistributed net investment income..............  $          0  $      5,418
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                         Notes to Financial Statements


1. ORGANIZATION

Evergreen America's Utility Fund (the "Fund"), formerly America's Utility Fund, Inc., is a diversified series of Evergreen Equity Trust (the "Trust"), a Dela-ware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was originally organized as a Mary-land corporation. On February 14, 1992 (initial investment date), the Fund sold 500,000 shares of common stock to Dominion Resources, Inc. for $10,000,000. The Fund commenced sales to the public on May 5, 1992.

The Fund's investment objective is to seek current income and moderate capital growth by investing primarily in securities issued by utility companies. The Fund's investments in utility companies may include equity securities (common and preferred stocks) and debt securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where the security is primarily traded. Securities traded on an exchange or NMS and other securities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price.

Corporate bonds are valued at prices provided by an independent pricing serv-ice. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable secu-rities and analysis of various relationships between similar securities, which are generally recognized by institutional traders. Securities for which valua-tions are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Mutual Fund shares held for short-term investment are valued at net asset val-ue. Short-term securities with remaining maturities of 60 days or less are car-ried at amortized cost, which approximates market value.

B. Repurchase Agreements
The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterpart. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchased agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Securities Lending
In order to generate income and offset expenses, the Fund may lend portfolio securities to brokers, dealers and other financial organizations. The Fund's investment advisor will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of the Fund's total as-sets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued inter-est. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest any cash collateral received in port-folio securities, thereby increasing its return. The Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect the Fund and its invest-ors. A Fund may pay fees in connection with such loans.

D. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex- dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

E. Federal Taxes
The Fund has qualified and intends to continue to qualify as a regulated in-vestment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund will not incur any federal income tax liability to the extent it distributes all of its net investment company taxable income and net capital gains, if any, to its shareholders. The Fund also intends to avoid any excise tax liability by making the required distributions under the Code. Ac-cordingly, no provision for federal taxes is required. To the extent that real-ized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains.

F. Distributions
Distributions from net investment income are declared and paid quarterly. Dis-tributions from net realized capital gains, if any, are paid annually. Distri-butions to shareholders are recorded at the close of business on the ex-divi-dend date. Income and capital gains distributions to shareholders are deter-mined in accordance with income tax regulations, which may differ from gener-ally accepted accounting principles.

3. CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of beneficial interest with a par value of $0.001 authorized. Transactions in shares of the Fund were as follows:

                                                  Year Ended December 31,
                                                     1999         1998
                                                  ------------------------
         Shares sold.............................     248,075      350,374
         Shares redeemed.........................    (688,188)    (724,206)
         Shares issued in reinvestment of
          distributions..........................     537,438      369,078
                                                  -----------  -----------
         Net increase (decrease).................      97,325       (4,754)
                                                  ===========  ===========

4. SECURITIES TRANSACTIONS

For the year ended December 31, 1999, cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $102,007,580 and $117,003,448, respectively.

During the year ended December 31, 1999, the Fund loaned securities to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. At December 31, 1999, the value of securities on loan was $12,519,201 and the value of collateral, including accrued interest, was $12,971,391. During the year ended December 31, 1999, the Fund earned $28,680 in income from securities lending.

On December 31, the aggregate cost of investment securities for federal income tax purposes was $142,423,374. Net unrealized appreciation aggregated to $30,655,829, of which $37,817,919 related to appreciated securities and $7,162,090 related to depreciated securities.

5. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Mentor Investment Advisors, LLC ("Mentor Advisors"), a subsidiary of First Union Corporation ("First Union"), is the investment adviser for the Fund. In return for providing investment management services to the Fund, the Fund pays Mentor a management fee that is computed daily and paid monthly. The investment advisory fee is computed by applying percentage rates starting at 0.75% and de-clining to 0.10% per annum as net assets increase, to the average daily net as-sets of the Fund.

Effective June 21, 1999, Evergreen Investment Services ("EIS"), an indirect wholly owned subsidiary of First Union, became the Administrator to the Fund. As Administrator, EIS provides the Fund with facilities, equipment and person-nel. Prior to June 21, 1999, Mentor Investment Group LLC ("Mentor"), a subsidi-ary of First Union, provided administrative services to the Fund. The Fund paid EIS and Mentor a fee at the annual rate of 0.65% of the Fund's average daily net assets, less the amount of management fee paid to Mentor Advisors.

Evergreen Service Company ("ESC"), an indirect, wholly owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Fund. Prior to September 13, 1999, State Street Bank & Trust Company provided share-holder support services. For the period from September 13, 1999 to December 31, 1999, the Fund paid ESC fees of $316,743 for its services.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. DISTRIBUTION PLAN

Effective October 18, 1999 Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of The BISYS Group, Inc. ("BISYS"), became the principal underwriter to the Fund.

The Fund has adopted a Distribution Plan for its shares, as allowed by Rule 12b-1 of the 1940 Act. A Distribution plan permits a Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. The Fund currently pays a distribution fee equal to 0.25% of its average daily net assets. Distribution Plan expenses are calcu-lated daily and paid at least quarterly.

The Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares.

Prior to October 18, 1999, Mentor Distributors, LLC ("Mentor Distributors") was the principal underwriter. Prior to October 18, 1999, the Fund had adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Distributors with respect to its shares. Under the Service Plan, financial institutions entered into shareholder service agreements with the Fund to provide administrative support services to their customers who from time to time might have been own-ers of record or beneficial owners of its shares. In return for providing these support services, a financial institution might have received payments the Fund at an annual rate of 0.25% of its average daily net assets beneficially owned by the financial institution's customers for whom it was a holder of record or with whom it had a servicing relationship.

7. CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in issuers in the utili-ties industry, therefore, it may be more affected by economic and political de-velopments in that industry than would be a comparable general equity fund.

8. EXPENSE REDUCTIONS

On September 13, 1999 and June 21, 1999, respectively, the Fund entered into expense offset arrangements with ESC and its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been in-vested in income-producing assets.

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

                          Independent Auditors' Report


The Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities of Ever-green America's Utility Fund, formerly America's Utility Fund, Inc., including the schedule of investments, as of December 31, 1999 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial high-lights for each of the years in the five-year period then ended. These finan-cial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green America's Utility Fund, as of December 31, 1999, the results of its oper-ations, changes in its net assets and financial highlights for each of the years described above in conformity with generally accepted accounting princi-ples.


                                  /s/ KPMG LLP

Boston, MA
February 4, 2000

                          Other Information (Unaudited)

REORGANIZATION

In March 2000 all of the net assets and certain liabilities of the Fund will be acquired or assumed by the Evergreen Utility Fund, an open-end, management in-vestment company, registered under 1940 Act, through a tax-free exchange of shares. Shareholders of the Fund will become owners of that number of full and fractional shares of Class A shares of Evergreen Utility Fund having an aggre-gate net asset value equal to the aggregate net asset value of their shares of the Fund immediately prior to the close of business on March 2000. Since both the Fund and the Evergreen Utility Fund are similar funds and the Evergreen Utility Fund will contribute the majority of the net assets and shareholders, its basis of accounting for assets and liabilities and its operating results for prior periods will be carried forward as the accounting survivor.

ACQUISITION OF EVEREN

On October 1, 1999, First Union acquired EVEREN Capital Corp. ("EVEREN"). As part of this acquisition Mentor was combined with the Evergreen mutual funds complex and the Fund converted from a Maryland Corporation to a series of a Delaware business trust.

SPECIAL MEETING OF SHAREHOLDERS

A special meeting of the Fund's shareholders was held on October 15, 1999. Shareholders of record on August 17, 1999 were entitled to notice of and to vote at the meeting and any adjournments thereof. The record date shares out-standing on August 17, 1999 were 5,277,798, of which 3,245,607 were voted and represented at the meeting.

During the special meeting the shareholders of the Fund voted the following:

1. To approve an Agreement and Plan of Conversion and Termination providing for the conversion of the Fund into a corresponding series of Evergreen Delaware business trust. The results were as follows:

                                                       Shares Voted % Voted
                                                       ------------ -------
         FOR..........................................  2,812,992    86.68%
         AGAINST......................................    315,951     9.73%
         ABSTAIN......................................    116,664     3.59%
                                                        ---------   -------
         TOTAL........................................  3,245,607   100.00%

2. To approve the proposed changes to the Fund's investment restrictions:
  2A. Diversification
  2B. Concentration
  2C. Senior securities
  2D. Borrowing
  2E. Underwriting
  2F. Real Estate
  2G. Commodities
  2I. To reclassify as non-fundamental certain fundamental restrictions that are no longer required to be fundamental:
    2I(i).   Short sales
    2I(ii).  Margin purchases
    2I(iii). Pledging
    2I(iv).  Restricted securities
    2I(v).   Unseasoned issuers
    2I(vi).  Illiquid securities
    2I(vii). Officers' and directors' ownership of securities

    2I(viii). Control of management
    2I(ix).   Joint trading
    2I(x).    Other investment companies

The results were as follows:

                      Shares Voted   %    Shares Voted   %   Shares Voted   %
                          FOR      Voted    AGAINST    Voted   ABSTAIN    Voted
                      ------------ ------ ------------ ----- ------------ -----
   2A. ..............  2,791,447   86.01%   302,873    9.33%   151,287    4.66%
   2B. ..............  2,794,299   86.09%   300,021    9.24%   151,287    4.66%
   2C. ..............  2,782,756   85.74%   311,564    9.60%   151,287    4.66%
   2D. ..............  2,793,286   86.06%   301,034    9.28%   151,287    4.66%
   2E. ..............  2,790,935   85.99%   303,385    9.35%   151,287    4.66%
   2F. ..............  2,780,198   85.66%   314,122    9.68%   151,287    4.66%
   2G. ..............  2,781,272   85.69%   313,048    9.65%   151,287    4.66%
   2I(i). ...........  2,784,297   85.79%   310,023    9.55%   151,287    4.66%
   2I(ii). ..........  2,784,803   85.80%   309,517    9.54%   151,287    4.66%
   2I(iii). .........  2,783,411   85.76%   310,909    9.58%   151,287    4.66%
   2I(iv). ..........  2,783,944   85.78%   310,376    9.56%   151,287    4.66%
   2I(v). ...........  2,786,783   85.86%   307,537    9.48%   151,287    4.66%
   2I(vi). ..........  2,786,327   85.85%   307,993    9.49%   151,287    4.66%
   2I(vii). .........  2,786,704   85.86%   307,616    9.48%   151,287    4.66%
   2I(viii). ........  2,786,166   85.84%   308,154    9.49%   151,287    4.66%
   2I(ix). ..........  2,785,961   85.84%   308,359    9.50%   151,287    4.66%
   2I(x). ...........  2,785,094   85.81%   309,226    9.53%   151,287    4.66%

3. To approve an Agreement and Plan of Reorganization whereby Evergreen Utility Fund, a series of the Evergreen Equity Trust, will, (i) acquire all the as-sets of the Fund in exchange for shares of Evergreen Utility Fund; (ii) as-sume the identified liabilities of the Fund. The Results were as follows:

                                                       Shares Voted % Voted
                                                       ------------ -------
         FOR..........................................  2,808,629    86.54%
         AGAINST......................................    317,105     9.77%
         ABSTAIN......................................    119,873     3.69%
                                                        ---------   -------
         TOTAL........................................  3,245,607   100.00%

4. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof. The results were as follows:

                                                       Shares Voted % Voted
                                                       ------------ -------
         FOR..........................................  2,815,452    86.74%
         AGAINST......................................    196,576     6.06%
         ABSTAIN......................................    233,579     7.20%
                                                        ---------   -------
         TOTAL........................................  3,245,607   100.00%

Federal Income Tax Information

Pursuant to section 852 of the Internal Revenue Code, the Fund has designated $12,233,318 ($2.37 per share) as the long-term capital gain distribution for the fiscal year ended December 31, 1999.

For corporate shareholders, 71.71% of ordinary income dividends paid during the fiscal year ended December 31, 1999 qualified for the dividends received deduc-tion.

                                Evergreen Funds

Money Market

Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged

Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income

Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund
Quality Income Fund
High Income Fund

Balanced

Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund
Capital Balanced Fund

Growth & Income

Utility Fund
Income and Growth Fund
Equity Income Fund
Value Fund Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund
Select Equity Index Fund

Domestic Growth

Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Growth Fund
Capital Growth Fund
Select Special Equity Fund

Global International

Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund

Express Line
800.346.3858

Investor Services
800.343.2898

www.evergreen-funds.com


68405                                                              552502 2/2000


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